UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2005

AMERICAN POWER CONVERSION CORPORATION
(Exact name of registrant as specified in charter)

Massachusetts	1-12432	04-2722013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 Fairgrounds Road, West Kingston, Rhode Island 02892
(Address of principal Executive offices) (Zip Code)

Registrant’s telephone number, including area code: 401-789-5735

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On July 29, 2005, American Power Conversion Corporation (the “Company”) entered into Amendments (the “Amendments”) to the Change-in-Control Severance Agreements (the “CIC Agreements”) between the Company and each of Rodger B. Dowdell, Jr., Neil E. Rasmussen, Aaron L. Davis, Edward D. Bednarcik and Edward W. Machala (each, an “Executive”). The CIC Agreements are designed to provide an incentive to the Executives to remain with the Company leading up to and following a Change in Control (as defined in the CIC Agreements and modified in the Amendments as set forth below). The form of the Amendments is attached to this Form 8-K as Exhibit 10.1.

The Compensation and Stock Option Committee of the Board of Directors (the “Board”) of the Company authorized the Amendments to comply with new Section 409A of the Internal Revenue Code (the “Code”). As originally executed, the CIC Agreements defined a Change in Control in part as the members of the Board at the beginning of any 24-calendar-month period ceasing for any reason other than due to death to constitute at least a majority of the members of the Board. The Amendments shorten the length of this period from 24 calendar months to 12 calendar months. In addition, the Amendments limit the definition of Change in Control only to those events that constitute a “change in ownership or effective control” or a change “in the ownership of a substantial portion of the assets” in each case within the meaning of Section 409A of the Code. The Amendments also add a new section to the CIC Agreements that provides that the Company shall not make any payment to the Executive with respect to separation from service before the date that is six months after the date of separation from service or, if earlier, the date of death of the Executive, if the Executive is a “key employee” for purposes of the Code.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits.

10.1 Form of Amendment to Change-in-Control Severance Agreement, dated July 29, 2005, between American Power Conversion Corporation and each of Rodger B. Dowdell, Jr., Neil E. Rasmussen, Aaron L. Davis, Edward D. Bednarcik and Edward W. Machala.

10.2 Form of Change-in-Control Severance Agreement, between American Power Conversion Corporation and each of Rodger B. Dowdell, Jr. and Neil E. Rasmussen.

10.3 Form of Change-in-Control Severance Agreement, between American Power Conversion Corporation and each of Aaron L. Davis, Edward D. Bednarcik and Edward W. Machala.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN POWER CONVERSION CORPORATION

Dated: August 3, 2005	By:	/s/ Jeffrey J. Giguere
Jeffrey J. Giguere,
Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1
Form of Amendment to Change-in-Control Severance Agreement, dated July 29, 2005, between American Power Conversion Corporation and each of Rodger B. Dowdell, Jr., Neil E. Rasmussen, Aaron L. Davis, Edward D. Bednarcik and Edward W. Machala.

10.2*	Form of Change-in-Control Severance Agreement, between American Power Conversion Corporation and each of Rodger B. Dowdell, Jr. and Neil E. Rasmussen. (10.24)

10.3*	Form of Change-in-Control Severance Agreement, between American Power Conversion Corporation and each of Aaron L. Davis, Edward D. Bednarcik and Edward W. Machala. (10.25)

__________________
* Previously filed as an exhibit to American Power Conversion Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2000 and incorporated herein by reference (File No. 1-12432). The number given in parenthesis indicates the corresponding exhibit in such Form 10-Q.